068 P-2  01/14

SUPPLEMENT DATED January  24, 2014

TO THE prospectus dated October 4, 2013

OF

Franklin K2 Alternative Strategies Fund

(Franklin Alternative Strategies Funds)

The Prospectus is amended as follows:

For the “Fund Details—Management” section, the following information is inserted into the table on page 39:

Name of Sub-Advisor	Strategy	Address of Sub-Advisor
Independence Capital Asset Partners, LLC	Long Short Equity	1400 16th Street, Suite 520 Denver, Colorado 80202
Wellington Management Company, LLP	Long Short Equity	280 Congress Street Boston, Massachusetts 02210

Please keep this supplement for future reference.

068 SA-1 01/14

SUPPLEMENT DATED January  24, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

Dated October 4, 2013

OF

Franklin K2 Alternative Strategies Fund

(Franklin Alternative Strategies Funds)

The Statement of Additional Information is amended as follows:

I.             For the “Goal, Strategies and Risks—Policies and Procedures Regarding the Release of Portfolio Holdings” section, on page 53 the third bullet point following the eighth paragraph of the section is replaced with the following:

  The following service providers to the Sub-Advisors, in addition to those listed above, receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Sub-Advisors, including: Administrative Services: Barclays Capital, Brown Brothers Harriman & Co., Markit WSO Co., Morgan Stanley, State Street Bank & Trust Company, and The Bank of New York Mellon; Tax and Auditing Services: BDO, Deloitte, and PricewaterhouseCoopers; Portfolio and Risk Analytics: Bloomberg, FactSet, Investment Technology Group, Inc., MSCI Inc., Novus, Pyvera, VPM, and Yield Book; Data Management and Warehousing: Bloomberg, Eze Castle, Indus Valley Partners, IT Technology, and PortfolioShop, Inc.; Trade Execution/Management and Compliance Monitoring: ACA Compliance, Advent, Ascendant Compliance Management, Citco, Compliance Science, Inc., Deutsche Bank AG London, Eze Software Group, Financial Tracking LLC, Omgeo OASYS, Securities Class Action Services, LLC, SEI Global Services, Inc., and Viteos Fund Services, LLC.

II.             For the “Management and Other Services—Sub-Advisors” section, the following paragraphs are inserted at the end of the section on page 62:

Independence Capital Asset Partners, LLC (ICAP), 1400 16th Street, Suite 520, Denver, Colorado 80202, serves as a sub-advisor to a portion of the Fund’s portfolio. ICAP is a Delaware limited liability company and was formed in 2004.  The principal and controlling member of ICAP is James A. Hillary.

Wellington Management Company, LLP (Wellington Management), 280 Congress Street, Boston, Massachusetts 02210, serves as a sub-advisor to a portion of the Fund’s portfolio. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $834 billion in assets.

III.             For “Appendix A,” the following proxy voting policies are inserted at the end of the section following page A-38:

INDEPENDENCE CAPITAL ASSET PARTNERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

Independence Capital Asset Partners, LLC (“ICAP”) has determined that it is in the best interests of its clients (each, a “Client”) to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by a Client.

Introduction

These Proxy Voting Policies and Procedures (the “Procedures”) apply to the voting of proxies by ICAP for Client accounts over which our firm has proxy voting discretion.

The right to vote a proxy with respect to portfolio securities held by a Client is an asset of such Client. The Adviser acts as fiduciary of the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. In discharging this fiduciary duty, ICAP must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines.

Our fundamental guideline is to make every effort to ensure that all proxies are voted, and that the manner in which proxies are voted is in the best interest of Clients/beneficiaries and the value of their investment.

Voting Responsibility

Under the overall supervision of our Chief Compliance Officer, our Co-Portfolio Managers have the responsibility for voting proxies received by ICAP.

Proxy Voting Guidelines

Proxy proposals we receive will generally be voted in accordance with the recommendation(s) of the individual company’s management (“with management”).

In certain instances, when determined appropriate by our Co-Portfolio Managers, ICAP may vote contrary to the management if such action is in the best interest of Clients/beneficiaries. In the exercise of such discretion, we may take into account a wide variety of factors relating to the matter under consideration, the nature of the proposal, and the company involved. For example, a particular proposal could, in our opinion, present an unacceptable investment risk and hence should not be supported. Additionally, special circumstances or instructions from Clients may justify casting different votes for different Clients/beneficiaries with respect to the same proxy vote.

When proxies are voted contrary to those of management, the Co-Portfolio Managers will report such to our Chief Compliance Officer. The rationale for such voting will be documented in writing and this record retained in accordance with the recordkeeping requirements contained herein (See “Proxy Voting Records”).

Conflicts of Interest

ICAP may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, we may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies.

ICAP may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

If at any time we become aware of any potential or actual conflict of interest relating to a particular proxy proposal, such will promptly be evaluated by our Chief Compliance Officer. Conflicts of interest will be handled, as the Chief Compliance Officer deems appropriate, giving consideration to the type and materiality of the conflict. Appropriate actions may include:

•         Voting in accordance with management.

•         Clients may be informed of the conflict and given the opportunity of voting of the proxy.

•         If, in the judgment of the Co-Portfolio Manager, there is a compelling interest to vote contrary to management, this will be reported to our Chief Compliance Officer. Such conclusion may also be reported to Clients/beneficiaries.

Actions taken other than voting in accordance with management will be documented in writing and this record retained in accordance with the recordkeeping requirements contained herein (See “Proxy Voting Records”).

Client Disclosures

A description in summary form of these Procedures will be provided to all new and existing Clients, and a complete copy will be provided without charge upon their request. In addition, copies of voting records as they relate to particular Clients will be provided to those Clients upon their specific request. Our policy is not to disclose proxy voting records to unaffiliated third parties or special interest groups.

ERISA Accounts

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with ICAP, these Procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Consistent with Labor Department positions, our policy is to follow the provisions of a plan’s governing documents in the voting of employer securities, unless we determine that to do so would breach our fiduciary duties under ERISA.

Special Situations

ICAP may choose not to vote proxies in certain situations or for certain accounts. For example, ICAP may choose not to vote when:

•         a Client has informed us that they wish to retain the right to vote the proxy; then, time permitting, we will instruct the custodian to send the proxy material directly to the Client;

•         in our opinion, the cost of voting would exceed any anticipated benefit to the Client (for example, certain foreign securities may become subject to temporary transfer restrictions if a shareholder elects to vote by proxy connection with a shareholder meeting);

•         a proxy is received for a Client account that has been terminated; or

•         a proxy is received for a security we no longer manage (i.e., had previously sold the entire position).

Proxy Voting Records

ICAP will maintain the following records required by these Procedures or as may be required by federal rules and regulations:

•         a copy of all policies and procedures;

•         a copy of each proxy statement received regarding Client’s securities;

•         a record of votes cast on behalf of Clients;

•         a copy of any document we create material to making a decision on how to vote proxies on behalf of Clients; and

•         a copy of each Client request for information on how ICAP voted proxies on behalf of the requesting Client, and a copy or memorandum of our response on how we voted proxies on behalf of the requesting Client.

These records will be retained for such period of time as required to comply with applicable laws and regulations. ICAP may rely on the EDGAR system of the U.S. Securities and Exchange Commission or other third parties to create and retain the second and third records referred to above.

Review of Policy

ICAP shall review and approve such changes to these policies and procedures as ICAP deems necessary from time to time.

Further Information

Any questions with regard to the applicability of the provisions of these Procedures should be referred to our Chief Compliance Officer or in the absence of the Chief Compliance Officer, to the Alternate Compliance Officer.

Amendments

Amendments and revisions, if any, to these Procedures must be reviewed and approved by ICAP.

Adopted: November 30, 2004

Wellington Management Company, LLP

Global Proxy Policy and Procedures

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy

As a matter of policy, Wellington Management:

1

Takes responsibility for voting client proxies only upon a client’s written request.

2

Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5

Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6

Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7

Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.  Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of nonreceipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

• Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or

Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

Please keep this supplement for future reference.

This page intentionally left blank.